SUBSCRIPTION AGREEMENT


Joshua Tree Construction, Inc.
3635 Boardman Canfield Road
Canfield, OH 44406

Ladies and Gentlemen:

         It is understood that the securities described below are being offered for sale (the "Offering") pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act") and in Section 4(2) of the Act promulgated thereunder.

         1. SUBSCRIPTION. The undersigned (hereinafter referred to as the "Subscriber") hereby subscribes for the number of shares, set forth on the signature page hereof, of Joshua Tree Construction, Inc., a Nevada corporation (the "Company"), of the Company's $.001 par value common stock (the "Shares"). Payment in the amount of $125,000 will be made in payment of the purchase price for the Shares subscribed for hereby, by wire transfer to the Company's bank account, or by other means that the Company may direct. Subscriber understands that, if for any reason the Company rejects the subscription, Subscriber will receive a return of his subscription without interest or deduction. Subscriber further understands that the funds in escrow will not bear interest, will be held for the benefit of the Subscriber until released to the Company and will not be subject to the creditors of the Company or the expenses of the Offering. During the period such funds are held in escrow, Subscriber will not be entitled to a refund of his subscription.

         2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

         2.1 (a) The Subscriber is an Accredited Investor as that term is defined in Section 2(15) of the securities Act of 1933 (the "Act"), and Rule 501 of Regulation D promulgated thereunder. SPECIFICALLY, THE SUBSCRIBER IS (CHECK APPROPRIATE ITEMS):

         (i) A bank defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(3) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets greater than $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or a registered investment advisor, or if the employee benefit plan has total assets greater than $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

         (ii) A private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940.

         (iii) An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets greater than $5 million.

         (iv) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1 million. (California and Massachusetts residents: please see Section 2(b) below, if applicable.)

         (v) A natural person who had an individual income greater than $200,000 in each of the two most recent years or joint income with that person's spouse greater than $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. (California and Massachusetts residents: please see Section 2(b) below, if applicable.)

         (vi) A trust, with total assets greater than $5 million not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.)

         (vii) an entity in which all of the equity owners are accredited investors. (If this alternative is checked, the Subscriber must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

         (b) For California and Massachusetts individuals: If the Subscriber is a California resident, its investment in the Company will not exceed 10% of its net worth (or joint net worth with his spouse). If the Subscriber is a Massachusetts resident, its investment in the Company will not exceed 25% of its joint net worth with his spouse (exclusive of principal residence and its furnishings).

         (c) If a natural person, the Subscriber is: a bona fide resident of the state contained in the address set forth on the signature page of this Agreement as the Subscriber's home address; at least 21 years of age; and legally competent to execute this Subscription Agreement. If an entity, the Subscriber is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber according to its terms.

         (d) The Subscriber is familiar with this Subscription Agreement and the Company, its business, plans and financial condition, the terms of the offering and any other matters relating to

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

the offering. The Subscriber has received all materials which have been requested by the Subscriber; has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered all inquiries that the Subscriber or the Subscriber's representatives have put to it. The Subscriber has had access to all additional information necessary to verify the accuracy of the information set forth in this Agreement and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

         (e) The Subscriber has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the Subscriber concerning this transaction, and the Subscriber's investment in the Company hereunder is not material when compared to the Subscriber's total capacity. The Subscriber understands an investment in the Company is of a speculative nature involving a high degree of risk.

         (f) The Subscriber understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing its entire investment.

         (g) The Subscriber acknowledges that a limited market for the Shares presently exists, and that the Subscriber may find it impossible to liquidate the investment at a time when it may be desirable to do so, or at any other time.

         (h) The Subscriber is aware that the Shares have not been registered under the Act, that the Shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the Act relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any Federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Company's reliance thereon is based in part upon the representations made by the Subscriber in this Agreement. The Subscriber acknowledges that it has been informed by the Company, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, the Subscriber agrees that no sale, assignment or transfer of any Shares will be valid or effective, and the Company shall not be required to give any effect to such sale, assignment or transfer, unless (i) such sale, assignment or transfer is registered under the Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares, or (ii) such Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the sale of the Shares, or
(iii) such sale, assignment or transfer is otherwise exempt from the registration under the Act. The Subscriber further understands that an opinion of counsel and other documents may be required to transfer the Shares. The Subscriber acknowledges that the certificates evidencing the Shares will all bear the following, or a substantially similar legend, or such other legend as may appear on the forms of the Shares, and such other legends as may be required by state blue sky laws:


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

         "The securities represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless
         (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws, or (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

         (i) The Subscriber is acquiring the Shares for the Subscriber's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting participations therein.

         (j) The Subscriber is not subscribing for the Shares because of or following any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation or a subscription by a person other than a representative of the Company.

         (k) The Subscriber is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares.

         (l) The Shares have not been registered under the Act and are being sold in reliance upon the exemption contained in Section 4(2) of the Act.

         3.  MISCELLANEOUS

         3.1 All notices or other communications given or made hereunder shall be in writing and shall be delivered by hand or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned, at the respective address set forth herein, and to the Company at the addresses set forth above.

         3.2 This Agreement shall be governed by and construed in accordance with the laws of the state of Nevada applicable to contracts made and wholly performed in that state.

         3.3. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the party to be bound thereby.

         3.4 This Subscription Agreement is not transferable or assignable by Subscriber.

         3.5 All references in this Agreement to the "Subscriber" shall include all parties


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

(other than the Company) who execute this Agreement. If the Subscriber is a corporation, partnership, trust or two or more individuals purchasing jointly, note the specific instructions for the Certificate of Corporate, Partnership, Trust and Joint Purchases at page 9 hereof. Please date and sign the certificate at page 10 hereof.

         3.6 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. Each of the parties consents to the jurisdiction of the federal courts whose district encompass the state courts of the State of Nevada in connection with any dispute arising under this Agreement and hereby waives to the maximum extent permitted by law, any objection, including any objection based on forum non-conveniens, to the bringing of any such proceeding in such jurisdiction.

         4. ACCEPTANCE OF SUBSCRIPTION. It is understood that this subscription is not binding upon the Company until the Company accepts it, and that the Company has the right to accept or reject this subscription in whole or in part in its sole and complete discretion. If this subscription is rejected in whole, the Company shall return the Payment to Subscriber, without interest, and the Company and Subscriber shall have no further obligation to each other hereunder. In the event of a partial rejection of this subscription, a pro rated amount of the Payment will be returned to Subscriber, without interest.


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

IN WITNESS WHEREOF, this Agreement has been executed by the Subscriber and by the Company on the respective dates set forth below.

NUMBER OF SHARES       PRICE PER SHARE           AMOUNT OF PURCHASE PRICE
500,000                $0.25                     $125,000



------------------------------------     ---------------------------------------
Date                                     Printed Name of Subscriber


                                         By:
------------------------------------        ------------------------------------



------------------------------------     ---------------------------------------
Tax Identification No.                   Signature of Authorized Signatory



------------------------------------     ---------------------------------------
Telephone No.                            Printed Name of Authorized Signatory



------------------------------------
Street Address of Subscriber



------------------------------------
City           State          Zip

Subscription Accepted by:

Joshua Tree Construction, Inc.


By:
   ---------------------------------
     Daniel J. Hoyng
      Chairman, CEO & Director


Date:



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

                SPECIAL SUBSCRIPTION INSTRUCTIONS FOR CORPORATE,
                    PARTNERSHIP, TRUST, AND JOINT PURCHASERS


         If the subscriber is a corporation, partnership, trust, or other entity or joint purchaser, the following additional instructions must be followed. INFORMATION ADDITIONAL TO THAT REQUESTED BELOW MAY ALSO BE REQUIRED BY THE COMPANY IN SOME CASES.

         I. Certificate. The subscriber must date and sign the Certificate below, and, if requested by the Company, the subscriber may also be required to provide an opinion of counsel to the same effect as this Certificate or a copy of (a) the corporation's articles of incorporation, bylaws and authorizing resolution, (b) the partnership agreement, or (c) the trust agreement, as applicable.

         II. Subscription Agreement

               A. CORPORATIONS. An authorized officer of the corporation must date, sign, and complete the Subscription Agreement with information concerning the corporation. The officer should print the name of the corporation above his signature, and print his name and office below his signature.

               B. PARTNERSHIPS. An authorized partner must date, sign, and complete the Subscription Agreement with information concerning the partnership. The partner should print the name of the partnership above his signature, and print his name and the words "general partner" below his signature.

               C. TRUSTS. In the case of a trust, the authorized trustee should date, sign, and complete the Subscription Agreement with information concerning the trust. The trustee should print the name of the trust above his signature, and print his name and the word "trustee" below his signature. In addition, an authorized trustee should also provide information requested in the Subscription Agreement as it pertains to him as an individual.

               D. JOINT OWNERSHIP. In all cases, each individual must date, sign, and complete the Subscription Agreement. Joint investors must state if they are purchasing the Shares as joint tenants with the right of survivorship, tenants in common, or community property, and each must execute the Subscription Agreement Signature Page.


                     CERTIFICATE FOR CORPORATE, PARTNERSHIP,


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


                           TRUST, AND JOINT PURCHASERS

         If  the  subscriber  is  a  corporation,   partnership,   trust,  joint
purchaser, or other entity, an authorized officer, partner, or trustee must complete, date, and sign this Certificate.


                                   CERTIFICATE

I hereby certify that:

               a. The subscriber has been duly formed and is validly existing and has full power and authority to invest in Joshua Tree Construction, Inc.

               b. The Subscription Agreement has been duly and validly authorized, executed, and delivered by the subscriber and, upon acceptance by the Company, will constitute the valid, binding, and enforceable obligation of the subscriber.


Dated:            , 2002
                                      ------------------------------------------
                                      Name of corporation, partnership, trust
                                      or joint purchases (please print)



                                      ------------------------------------------
                                      Signature and title of authorized officer, partner, trustee, or joint purchaser



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